Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events:
The Company has evaluated all events occurring through August 5, 2026, the date on which the condensed consolidated financial statements were issued, and during which time, nothing has occurred outside the normal course of business operations that would require disclosure except the following:
Warrant Exercise
On July 27, 2026, RBC, the holder of the Company’s 157,960 outstanding SVS Warrants elected to exercise the warrants in full through a net cashless exercise feature. Pursuant to the terms of the warrant agreement, 17,671 SVS Warrants were surrendered to satisfy the aggregate strike price of $1.15 per share, resulting in the net issuance of 140,289 Class B Subordinate Voting Shares. Following this transaction, the Company has no outstanding SVS Warrants.